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                                                                  EXHIBIT 23(I)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of Amendment No. 1 (Registration No. 333-60467) of this Registration Statement of United Rentals, Inc., on Form S-4, of our report dated April 22, 1998, relating to the financial statements of West Main Rentals and Sales, Incorporated, which appear in such Prospectus. We also consent to the reference to our Firm under the heading "Experts" in the Prospectus.

                                          Moss Adams LLP

Eugene, Oregon
September 16, 1998